EXHIBIT 10.2

Confidential Treatment

Requested Pursuant to Rule 24b-2

AMENDMENT No9

TO THE

A350 FAMILY PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

and

AIR LEASE CORPORATION

As Buyer

Amendment No9 to the ALC A350XWB Family Purchase Agreement
Ref. CLC- CT1710042	Page 1/6

AMENDMENT No9  TO THE

A350 FAMILY PURCHASE AGREEMENT

This amendment No 9  (the “Amendment No9”)  dated 1st June 2018 is made

BETWEEN:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (the “Buyer”).

The Buyer and Seller together are referred to as the “Parties”.

WHEREAS:

A.   The Buyer and the Seller have signed a purchase agreement with reference CLC-CT1103521 on the 01 February 2013 for the manufacture and sale by the Seller and purchase by the Buyer of twenty-five  (25)  firm A350 Family aircraft hereinafter together with its Exhibits and Letter Agreements referred to as the “Purchase Agreement”.

B.   On 03 March 2015,  the Buyer and the Seller entered into an Amendment No1  to the Purchase Agreement to modify the terms and conditions with respect to certain A350XWB Family Aircraft.

C.   On 03 March 2015, the Buyer and the Seller entered into an Amendment No2 to the Purchase Agreement in order to, among other things, provide for the manufacture and sale by the Seller and purchase by the Buyer of one (1) incremental A350-900 Aircraft.

D.   On 08 September 2015, the Buyer and the Seller entered into an Amendment No3 to the Purchase Agreement for (i) the manufacture and sale by the Seller and purchase by the Buyer of two (2) incremental A350-900 Aircraft [*].

E.   On 14 April 2016, the Buyer and the Seller entered into an Amendment No4 to the Purchase Agreement in order to (i) provide the terms by which the Seller shall manufacture and sell and the Buyer shall purchase one (1) incremental A350-900 Aircraft, and (ii) [*].

F.   On 25 May 2016,  the Buyer and the Seller entered into an Amendment No5 to the Purchase Agreement [*].

G.   On 18 July 2016, the Buyer and the Seller entered into an Amendment  No6 to the Purchase Agreement in order to, among other things, (i) address specifications issues for both A350-900 Aircraft and A350-1000 Aircraft, (ii) [*] and (iii) [*].

H.   On 31 July 2017, the Buyer and the Seller entered into an Amendment No7 to the Purchase Agreement in order to [*].

I.    On 27 December 2017, the Buyer and the Seller entered into an Amendment No8 to the Purchase Agreement in order to [*].

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment No9 to the ALC A350XWB Family Purchase Agreement
Ref. CLC- CT1710042	Page 2/6

The Purchase Agreement as amended and supplemented pursuant to the foregoing shall be referred to as the “Agreement”.

J.    [*]

K.   In conjunction with paragraph J above, the Buyer and the Seller wish to enter into this Amendment No9  in order to [*].

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment No9. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

NOW IT IS HEREBY AGREED AS FOLLOWS:

1.          [*]

2.          [*]

3.          [*]

4           EFFECTIVITY

[*]

5           INCONSISTENCY AND CONFIDENTIALITY

5.1        In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment No9, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

5.2        This Amendment No9 reflects the understandings, commitments, agreements, representations and negotiations related to the matters set forth herein whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

5.3        This Amendment No9 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

6           COUNTERPARTS

This Amendment No9 may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment No9 to the ALC A350XWB Family Purchase Agreement
Ref. CLC- CT1710042	Page 3/6

7           LAW AND JURISDICTION

This Amendment No9 will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The provisions of Clause 22.6 of the Purchase Agreement shall apply to this Amendment No9 as if the same were set out in full herein, mutatis mutandis.

Amendment No9 to the ALC A350XWB Family Purchase Agreement
Ref. CLC- CT1710042	Page 4/6

IN WITNESS WHEREOF this Amendment No9  was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AIR LEASE CORPORATION		AIRBUS S.A.S.

/s/ Grant Levy		/s/ Christophe Mourey

By:	Grant Levy	By:	Christophe Mourey

Its:	Executive Vice President	Its:	Senior Vice President Contracts

Amendment No9 to the ALC A350XWB Family Purchase Agreement
Ref. CLC- CT1710042	Page 5/6

APPENDIX 1

CAC ID	Aircraft Rank	Scheduled Delivery Month		Aircraft Type
[*]	[*]	[*]	2017	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	2024	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment No9 to the ALC A350XWB Family Purchase Agreement
Ref. CLC- CT1710042	Page 6/6